DIREXION SHARES ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

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www.direxioninvestments.com

The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds (each a “Fund” and collectively the “Funds”) to the public. The shares of the Funds (“Shares”) offered in this Statement of Additional Information (“SAI”) trade on the NYSE Arca, Inc. This SAI relates to the Funds listed below.

Direxion All Cap Insider Sentiment Shares (KNOW)

Direxion S&P 500® Volatility Response Shares (VSPY)

(formerly Direxion S&P 500® DRRC Index Volatility Response Shares)

Direxion NASDAQ-100® Equal Weighted Index Shares (QQQE)

Direxion iBillionaire Index ETF (IBLN)

This SAI, dated February 27, 2015, as supplemented May 19, 2015, is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated February 27, 2015 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

February 27, 2015

(As supplemented May 19, 2015)

i

ii

THE DIREXION SHARES ETF TRUST

The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 105 separate series or “Funds.”

From June 15, 2012 through August 1, 2014 the Direxion S&P 500® Volatility Response Shares pursued a different investment strategy under the former fund name, the Direxion S&P 500® DRRC Index Volatility Response Shares. From commencement of operations through June 15, 2012, the Direxion S&P 500® DRRC Index Volatility Response Shares pursued its investment strategy under the former fund name Direxion S&P 500® RC Volatility Response Shares.

Each Fund seeks to provide investment results, before fees and expenses, which correspond to the performance of an underlying index.

Each Fund issues and redeems Shares only in large blocks of Shares called “Creation Units.” Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of certain of the Funds are listed for trading on the secondary market on an exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-share price differential. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the “Purchases and Redemptions” section below.

The Funds offered in this SAI trade on the NYSE Arca, Inc. (the “Exchange”).

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund intends to meet, or to continue to meet, certain tax-related diversification standards at the end of each quarter of its taxable year.

EXCHANGE LISTING AND TRADING

Shares of the Funds are currently, or upon commencement of operations will be, listed on the Exchange and may trade at prices that differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the underlying index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As is the case of other stocks traded on each Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) may, from time to time, make payments to certain market makers in the Trust’s shares. Information regarding the intraday value of shares of each Fund, also known as the “intraday indicative value” (“IIV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a Fund is listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund as a particular point in time, nor the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours is such holdings do not trade in the U.S. The Funds are neither involved in, nor responsible for, the calculation or dissemination of the IIV and make no representations or warranty as to its accuracy.

INVESTMENT POLICIES AND TECHNIQUES

Each Fund generally invests at least 80% of its net assets (plus any borrowings) in the securities of an underlying index. Although each Fund intends to fully replicate its underlying index, at times each Fund may gain exposure to only a representative sample of the securities in the underlying index that have aggregate characteristics similar to those of the underlying index, including exchange traded funds (“ETFs”) and other investment companies. Each Fund gains this exposure either by directly investing in the underlying securities of the underlying index. Each Fund seeks to remain fully invested at all times consistent with its investment objective. Each Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent a Fund experiences regular purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the impact of an underlying index’s movements will affect whether a Fund’s portfolio needs to be re-positioned. For example, if an underlying index has added or removed a security, a Fund’s portfolio may have to be re-positioned to account for this change to the underlying index. In particular, each Fund below seeks to track the following underlying index:

Fund	Underlying Index

Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index

Direxion S&P 500® Volatility Response Shares	S&P 500® Volatility Response Index

Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index

Direxion iBillionaire Index ETF	iBillionaire Index

With the exception of limitations described in the “Investment Restrictions” section below, each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.

This section provides a description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an ETF is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Caps, Floors and Collars

The Funds may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Funds may be both buyers and sellers of these instruments. In addition, the Funds may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Cybersecurity Risk

Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or the Funds’ Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds’ service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of the issuers of securities in which the Funds invest or the Funds’ third party service providers (including the Funds’ transfer agent and custodian).

Depositary Receipts

To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Equity Securities

Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Options, Futures and Other Strategies” below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify or to continue to qualify as a “regulated investment company” under Subchapter M of Chapter 16 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”)(“RIC”). See “Dividends, Other Distributions and Taxes.”

Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter (“OTC”) market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Hybrid Instruments

A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.

Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board of Trustees (“Board” or “Trustees”) or Rafferty has determined under Board-approved guidelines are liquid. No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Total Return Swaps

A Fund may enter into total return swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each total return swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any total return swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some total return swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Options, Futures and Other Derivative Strategies

General. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”

Under current CFTC regulations, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Pursuant to a claim for exemption filed with the National Futures Association, the Funds are not deemed to be commodity pool operators or commodity pools under the Commodity Exchange Act (the “CEA”).

Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon (“BNYM”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the NYSE Arca, Inc. and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The Exchange has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Open-end and Closed-end Investment Companies. Each Fund may invest in the securities of other investment companies, including open- and closed-end funds, and in ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.

Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

Exchange-Traded Products. Each Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange. A Fund may also invest in exchange-traded notes (“ETN”), which are structured debt securities. Additionally, a Fund may invest in swap agreements referencing ETFs. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs share expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When a Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as the Fund. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

Passive Investment Risk

The Funds are not actively managed and Rafferty does not attempt to take defensive positions under any market conditions, including declining markets.

Payment-In-Kind Securities and Strips

A Fund may invest in payment-in-kind securities and strips of any rating or maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.

A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are generally two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, as discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae®”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac®”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae®”).

In September 2008, the U.S. Treasury Department (“U.S. Treasury”) and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae® and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae® and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. From the end of 2007 through the first quarter of 2014, Fannie Mae® and Freddie Mac® required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period. Fannie Mae® and Freddie Mac® ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. In April 2014, FHFA projected that Fannie Mae and Freddie Mac would require no additional draws from Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that Fannie Mae® and Freddie Mac® remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

U.S. Government Sponsored Enterprises (“GSEs”)

GSE securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Fannie Mae® and

Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Other Investment Risks and Practices

Borrowing. Although the Funds do not intend to borrow money, a Fund may borrow money for operational purposes, such as facilitating the management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities, shares of registered and unregistered money market funds and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. The value of this collateral could decline, causing the Fund to experience a loss. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days’ notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. A Fund could lose money from securities lending if, for example, it is delayed or prevented from selling the collateral after a loan is made, in recovering the securities loaned or if the Fund incurs losses on the reinvestment of cash collateral. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Correlation and Tracking Risk

Several factors may affect a Fund’s ability to track the performance of its applicable index. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying index being held by a Fund and securities not included in the underlying index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; and (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements.

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index.

INVESTMENT RESTRICTIONS

The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund’s investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Each Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.

Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, each Fund that tracks an underlying index will only concentrate its investment in a particular industry or group of industries to approximately the same extent as its underlying index is so concentrated.

5.

Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.

Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

7.

Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.

The Direxion iBillionaire ETF may not:

1.

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, however, the Fund, which tracks an underlying index, may concentrate its investment in a particular industry or group of industries to approximately the same extent that its underlying index is so concentrated.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable underlying index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the Funds for the fiscal periods ended October 31 are set forth in the tables below.

Direxion All Cap Insider Sentiment Shares	Brokerage Fees Paid
Year Ended October 31, 2014	$78,328
Year Ended October 31, 2013	$21,685
December 7, 2011 - October 31, 2012	$14,067

Direxion S&P 500® Volatility Response Shares	Brokerage Fees Paid
Year Ended October 31, 2014	$10,006
Year Ended October 31, 2013	$2,708
January 9, 2012 - October 31, 2012	$5,555

Direxion NASDAQ-100® Equal Weighted Index Shares	Brokerage Fees Paid
Year Ended October 31, 2014	$11,817
Year Ended October 31, 2013	$1,689
March 20, 2012 - October 31, 2012	$420

Direxion iBillionaire Index ETF	Brokerage Fees Paid
August 1, 2014 - October 31, 2014	$3,265

For each Fund, except for the Direxion iBillionaire Index ETF, the brokerage commissions paid for the fiscal year ended October  31, 2014 increased as the result of a significant increase in each Fund’s net assets.

PORTFOLIO HOLDINGS INFORMATION

Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund’s portfolio holdings will be made available on the Funds’ website at www.direxioninvestments.com each day the Funds are open for business.

The portfolio composition file (“PCF”) and the IIV, which contain portfolio holdings information, is made available daily, including to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities may be limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based services, investors that have entered into an authorized participant agreement with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”), and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market.

Daily access to the PCF file and IIV is permitted to: (i) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management; (ii) Authorized Participants through NSCC, and (iii) other personnel of the Adviser and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

In addition, the Funds’ President may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. The Chief Compliance Officer (“CCO”) shall report any disclosures made pursuant to this exception to the Board.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to each Fund’s investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of portfolios in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 105 portfolios within the Trust, 16portfolios within the Direxion Funds and 8 portfolios within Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of December 31, 2014. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 47	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999-present.	129	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Eric W. Falkeis(2) Age: 41	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	129	Trustee, Professionally Managed Portfolios (45 Funds).
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	129	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 73	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	129

Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).

David L. Driscoll Age: 45	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	129	None.
Jacob C. Gaffey Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	129	Director, Costa, Inc. (formerly A.T. Cross, Inc.).
(1)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.
(2)	Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.
(3)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 63 of the 105 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 portfolios and the Direxion Insurance Trust which, as of the date of this SAI, offers for sale 3 of the 8 funds registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty. Mr. O’Neill has been the Managing Director of Rafferty since 1999.

Eric W. Falkeis: Mr. Falkeis has extensive experience in the financial services business. He is a certified public accountant. Prior to joining Rafferty in 2013, Mr. Falkeis was Chief Financial Officer and Senior Vice President of USBFS. USBFS provides fund administration, fund accounting and transfer agency services to registered investment companies and non-registered investment companies. Mr. Falkeis is currently the Chief Operating Officer of Rafferty.

Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.

John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.

David L. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.

Jacob C. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Funds’ most recent fiscal year.

The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to the Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met once during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 47	Chief Executive Officer and Chief Investment Officer	One Year; Since 2008	Managing Director of Rafferty, 1999-present.	129	N/A
Eric W. Falkeis(2) Age: 41	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	129	Trustee, Professionally Managed Portfolios (45 Funds).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Brian Jacobs Age: 54	President	One Year; Since 2014

President, since April 2014, Rafferty Asset Management, LLC; formerly, Managing Partner, Jacobs Strategic Consulting (2012-2014); formerly, Chief Executive Officer, Hatteras Funds (2010-2012); formerly, Chief Distribution Officer, Baron Capital (2009); formerly, Managing Director, Allianz Global Investors (2000-2008).

				N/A	Formerly, Board Member, Wheelhouse Analytics; formerly, Board Member, Raise Hope Foundation.
Patrick J. Rudnick Age: 41	Principal Financial Officer and Assistant Secretary	One Year; Since 2010

Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).

				N/A	N/A
Angela Brickl Age: 39	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011

General Counsel and Chief Compliance Officer, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP May - August 2008; Vice President USBFS November 2003 – August 2007.

				N/A	N/A
(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.
(2)	Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.
(3)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 63 of the 105 funds registered with the SEC, the Direxion Funds which, as of the date of this

SAI, offers for sale to the public 16 portfolios and the Direxion Insurance Trust which, as of the date of this SAI, offers for sale 3 of the 8 funds registered with the SEC.

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2014:

Dollar Range of Equity Securities Owned:	Interested Trustee:		Independent Trustees:
	Daniel D. O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey
Direxion All Cap Insider Sentiment Shares	Over $100,000	$0	$0	$0	$0	$0
Direxion S&P 500® Volatility Response Shares	$0	$0	$0	$0	$0	$0
Direxion NASDAQ-100® Equal Weighted Index Shares	$0	$0	$0	$0	$0	$0
Direxion iBillionaire Index ETF	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$50,001-$100,000	$0	$1-$10,000	$0	$0
(1)

The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 63 of the 105 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 portfolios and the Direxion Insurance Trust which, as of the date of this SAI, offers for sale 3 of the 8 funds registered with the SEC.

The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2014:

Name of Person, Position	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustees

Daniel D. O’Neill	$0	$0	$0	$0

Eric W. Falkeis(3)	$0	$0	$0	$0

Independent Trustees

Gerald E. Shanley III	$75,000	$0	$0	$100,000

John A. Weisser	$75,000	$0	$0	$100,000

David L. Driscoll(3)	$5,000	$0	$0	$6,667

Jacob C. Gaffey(3)	$5,000	$0	$0	$6,667
(1)	Costs associated with Trustee compensation are allocated across the operational funds based on the net assets of each fund in the Trust.
(2)	For the fiscal year ended October 31, 2014, Trustees’ fees and expenses in the amount of $160,000 were incurred by the Trust.
(3)	Mr. Falkeis, Mr. Driscoll and Mr. Gaffey were elected to the Board of the Trust on September 10, 2014.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

As of April 30, 2015, the following shareholders were considered to be either a principal shareholder or control person of the Funds:

Direxion All Cap Insider Sentiment Shares

Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	22.90%

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix AZ 85016-1215	N/A	N/A	19.92%

Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	N/A	N/A	13.84%

Name and Address	Parent Company	Jurisdiction	% Ownership
Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	11.08%

TD Ameritrade Clearing LLC 1005 North Ameritrade Place Bellevue, NE 68005	N/A	N/A	8.05%

Direxion S&P 500® Volatility Response Shares
Name and Address	Parent Company	Jurisdiction	% Ownership
Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	Merrill Lynch & Co., Inc.	DE	34.27%

Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	N/A	N/A	21.38%

J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245	N/A	N/A	8.64%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	N/A	N/A	6.25%

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix AZ 85016-1215	N/A	N/A	6.22%

American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226	N/A	N/A	5.88%

Direxion NASDAQ-100® Equal Weighted Index Shares
Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix AZ 85016-1215	The Charles Schwab Corporation	DE	43.71%

Deutsche Bank Securities, Inc. 5022 Gate Parkway, Suite 100 Jacksonville, FL 32256	N/A	N/A	17.39%

Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	N/A.	N/A	8.84%

LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121	N/A	N/A	8.02%

Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	N/A	N/A	5.77%

Direxion iBillioniare Index ETF
Name and Address	Parent Company	Jurisdiction	% Ownership
Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	N/A	N/A	12.97%

Brown Brothers Harriman & Co. 50 Milk Street Boston, MA, 02109	N/A	N/A	12.56%

National Financial Services, LLC 200 Liberty Street New York, NY 10281	N/A.	N/A	9.98%

The Bank of New York Mellon One Wall Street New York, NY 10286	N/A	N/A	9.50%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	7.83%

Charles Schwab & Co., Inc. 2423 East Lincoln Drive Phoenix AZ 85016-1215	N/A	N/A	7.74%

In addition, as of April 30, 2015, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

Investment Adviser

Rafferty Asset Management, LLC, 1301 Avenue of the Americas (6th Avenue), 35th Floor, New York, New York 10019, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of each Fund, and Rafferty dated August 13, 2008, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Act. The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years after the date of its approval. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Pursuant to the Advisory Agreement, the Funds pay Rafferty 0.45% at an annual rate based on their average daily net assets, except for the Direxion NASDAQ-100 Equal Weighted Index Shares which pays Rafferty 0.30% at an annual rate based on its average daily net assets.

Additionally, for the Direxion S&P 500® Volatility Response Shares, Rafferty has contractually agreed to waive 0.10% of its management fees through September 1, 2016, which is not subject to reimbursement by the Fund. There is no guarantee that the management fee waiver will continue after September 1, 2016. This contractual waiver may be terminated at any time by the Board.

The tables below show the amount of advisory fees incurred by the Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods ended October 31.

Direxion All Cap Insider Sentiment Shares	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended October 31, 2014	$ 103,956	$ (59,039)
Year Ended October 31, 2013	$ 22,535	$ (52,022)
December 8, 2011 - October 31, 2012	$ 21,037	$ (72,176)

Direxion S&P 500® Volatility Response Shares	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended October 31, 2014	$ 103,785	$ (99,055)
Year Ended October 31, 2013	$ 21,133	$ (62,285)
January 9, 2012 - October 31, 2012	$ 14,365	$ (143,060)

Direxion NASDAQ-100® Equal Weighted Index Shares	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended October 31, 2014	$ 79,048	$ (69,093)
Year Ended October 31, 2013	$ 13,315	$ (54,528)
March 20, 2012 - October 31, 2012	$ 7,182	$ (60,646)

Direxion iBillionaire Index ETF	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
August 1, 2014 - October 31, 2014	$ 34,914	$ (37,316)

Each Fund is responsible for its own operating expenses. Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) through September 1, 2016, to the extent that each Fund’s Total Annual Fund Operating Expenses exceeds: 0.65% for the Direxion All Cap Insider Sentiment Shares and the Direxion iBillionaire Index ETF, 0.45% for the Direxion S&P 500® Volatility Response Shares, and 0.35% for the Direxion NASDAQ-100® Equal Weighted Index Shares respectively, of each Fund’s daily net assets. Any expense cap is subject to reimbursement by a Fund only within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated at any time at the discretion of the Board upon notice to the Adviser and without the approval of Fund shareholders. The agreement may be terminated by the Adviser only with the consent of the Board.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust and Rafferty have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Managers

Paul Brigandi, each Fund’s Portfolio Manager, is primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi in the day-to-day management of each Fund subject to his primary responsibility and oversight. The Portfolio Manager works with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for each Fund consistent with its target allocation. The members of the investment trading team rotate among the various series of the Trust, including the Funds periodically so that no single individual is assigned to a specific Fund for extended periods of time.

In addition to the Funds, each member of the investment team manages the following other accounts as of October 31, 2014:

Accounts	Total Number of Accounts	Total Assets (in Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	72	8.44	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Rafferty manages no other accounts with investment objectives similar to those of the Funds. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, the portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over and devote unequal time and attention to a Fund and other accounts. Another potential conflict could include the portfolio managers’ knowledge about size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. This could create potential conflicts of interest resulting in a Fund paying higher fees or one investment vehicle out performing another. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

The members of the investment team did not own shares of the Funds as of October 31, 2014.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities for future 12-month periods ending June 30 will be available without charge, upon request by calling toll-free, 1-866-476-7523 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator. The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as the Funds’ transfer agent, and custodian. Rafferty also performs certain administrative services for the Funds.

Pursuant to a Fund Administration and Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal periods indicated is set forth in the table below.

Fees paid to the Administrator
Year Ended October 31, 2014	$2,119,218
Year Ended October 31, 2013	$1,858,137
September 1, 2012 – October 31, 2012	$296,637

Pursuant to an Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual complex fee of approximately $160,000. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust to BNYM pursuant to the Accounting Agreement for the fiscal periods indicated is set forth in the table below.

Fees paid to the Fund Accounting Agent
Year Ended October 31, 2014	$1,684,274
Year Ended October 31, 2013	$1,266,648
September 1, 2012 – October 31, 2012	$238,347

Prior to September 1, 2012, pursuant to a prior agreement between the Trust and BNYM, BYNM provided administration and management services (other than investment advisory services) in addition to the accounting services it currently provides. The amount of fees paid by the Trust to BNYM pursuant to the prior agreement for the fiscal periods indicated is set forth in the table below.

Fees paid to the Administrator and Fund Accounting Agent
November 1, 2011 – August 31, 2012	$3,210,261
Year Ended October 31, 2011	$4,393,751

Pursuant to a Custodian Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custodian Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0075% and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the agreement for the fiscal period ended October 31 is set forth in the table below.

Fees paid to the Custodian
Year Ended October 31, 2014	$1,018,230
Year Ended October 31, 2013	$890,968
Year Ended October 31, 2012	$1,030,960

Pursuant to an Accounting Agreement between the Trust and USBFS, USBFS provides the Direxion iBillionaire Index ETF and another series of the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust to USBFS pursuant to the Accounting Agreement for the fiscal period indicated is set forth in the table below.

Fees paid to the Fund Accounting Agent
Year Ended October 31, 2014	$10,320

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Direxion iBillionaire Index ETF and another series of the Trust’s assets. The custodian holds and administers the assets in the Direxion iBillionaire Index ETF’s portfolio. Pursuant to the Custodian Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the agreement for the fiscal period indicated is set forth in the table below.

Fees paid to the Custodian
Year Ended October 31, 2014	$4,462

Distributor

Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2014, the Distributor received $590,291 as compensation from Rafferty for distribution services for each series of the Trust, including the Funds.

Distribution Plan

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.

The Rule 12b-1Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plans and the purpose for which such expenditures were made.

The Rule 12b-1Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), 5 Times Square New York, New York, 10036 is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal year ended October 31, 2014 have been audited by EY and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

Legal Counsel

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.

DETERMINATION OF NET ASSET VALUE

A fund’s share price is known as its NAV. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time, each day the NYSE is open for business (“Business Day.”) The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.

If the exchange or market on which certain Funds’ investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, options and futures contracts are valued at the last sales prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.

All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Funds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

PURCHASES AND REDEMPTIONS

The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of each Fund, except the Direxion iBillionaire Index ETF, that constitute a Creation Unit for each Fund and the value of such Creation Unit will be 50,000 and $2,000,000, respectively. The number of shares of the Direxion iBillionaire Index ETF that constitute a Creation Unit for the Fund and the value of such Creation Unit will be 50,000 and $1,250,000, respectively.

See “Purchase and Issuance of Shares in Creation Units” and “Redemption of Creation Units” below. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.

Purchase and Issuance of Creation Units

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined above), of an order in proper form.

Creation Units of Shares may be purchased only by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor.

Purchases through the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the Manual Clearing Process. To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of National Securities Clearing Corporation (“NSCC”) that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement the Participant authorizes the Transfer Agent to transmit to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Portfolio Deposit and such additional information as may be required by the Transfer Agent or the Distributor. A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.

The consideration for purchase of a Creation Unit of Shares of a Fund consists of either cash or the Deposit Securities that is a representative sample of the securities in the Fund’s underlying index, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The Balancing Amount will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Unit(s) being purchased and will be paid to, or received from, the Trust after the NAV has been calculated.

BNYM makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given Fund until such time as the next-announced Portfolio Deposit made available.

The identity and number of shares of the Deposit Securities required for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by Rafferty with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each Fund, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Participation Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than three Business Days following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. A list of local holidays in the foreign countries or markets relevant to the international funds is set forth under “Regular Foreign Holidays” below.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Purchases Through the Manual Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases (and redemptions) of Creation Units of the Funds settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (b) the Deposit Securities delivered are not as specified by Rafferty and Rafferty has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Placement of Redemption Orders Using Enhanced Clearing Process

Orders to redeem Creation Units of the Funds through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.

With respect to each Fund, Rafferty makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). These securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units.

The redemption proceeds for a Creation Unit consist of either cash or Redemption Securities, as announced by Rafferty through the NSCC on any Business Day, plus the Balancing Amount. The redemption transaction fee described below is deducted from such redemption proceeds.

P lacement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be an Authorized Participant, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of the Funds specified in such order, which delivery must be made through DTC or the Federal Reserve System to the Custodian by the third Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.

If it is not possible to effect deliveries of the Redemption Securities, the Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

After the Transfer Agent has deemed an order for redemption of a Fund’s shares outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Redemption Securities, which are expected to be delivered within three Business Days, and the Balancing Amount minus the Transaction Fee. In addition, with respect to Fund redemptions honored in cash, the redeeming party will receive the Cash Redemption Amount by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than three Business Days following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign country relevant to the international funds.

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Regular Foreign Holidays

The Funds generally intend to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three Business Days (i.e., days on which the national securities exchange is open). The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The applicable holidays for certain foreign markets are listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

The dates from January 1, 2015 through December 31, 2015 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Australia	Austria	Belgium	Brazil	Canada	Chile	China
January 1 January 26 March 9 April 2 April 3 April 6 June 8 August 3 October 5 November 3 December 24 December 25 December 28 December 31	January 1 January 6 April 3 April 6 May 1 May 14 May 25 June 4 October 26 December 8 December 24 December 25 December 31	January 1 April 3 April 6 May 1 December 25	January 1 February 16 February 17 February 18 April 3 April 21 May 1 June 4 July 9 September 7 October 12 November 2 November 20 December 24 December 25 December 31	January 1 January 2 February 9 February 16 April 3 May 18 June 24 July 1 August 3 September 7 October 12 November 11 December 25 December 28	January 1 April 3 May 1 May 21 June 29 July 16 September 18 October 12 December 8 December 25 December 31

January 1

January 2

January 19

February 16

February 18

February 19

February 20

February 23

February 24

April 3

April 6

April 7

May 1

May 25

June 22

July 1

July 3

September 7

September 28

October 1

October 2

October 5

October 6

October 7

October 12

October 21

November 11

November 26

December 25

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
January 1 January 12 March 23 April 2 April 3 May 1 May 18 June 8 June 15 August 7 August 17 October 12 November 2 November 16 December 8 December 25	January 1 April 6 May 1 May 8 July 6 September 28 October 28 November 17 December 24 December 25	January 1 April 2 April 3 April 6 May 1 May 14 May 15 May 25 June 5 December 24 December 25 December 31	January 1 January 7 January 25 April 12 April 13 July 1 July 19 July 23 September 23 September 24 October 6 October 13 December 24	January 1 January 6 April 2 April 3 April 6 May 1 May 14 June 19 December 24 December 25 December 31	January 1 April 3 April 6 May 1 May 8 May 14 May 25 July 14 November 11 December 25	January 1 April 3 April 6 May 1 May 14 May 25 June 4 December 24 December 25 December 31

Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
January 1 January 6 February 23 March 25 April 3 April 6 April 10 April 13 May 1 June 1 October 28 December 24 December 25

January 1

January 2

February 18

February 19

February 20

February 23

February 24

April 2

April 3

April 6

April 7

May 1

May 22

May 25

June 22

June 30

July 1

September 25

September 28

October 1

October 2

October 5

October 6

October 7

October 20

October 21

December 24

December 25

January 1 January 2 January 10 April 3 April 6 May 1 May 25 August 8 August 20 August 21 October 23 December 12 December 24 December 25 December 31

January 26

February 17

February 19

March 6

April 1

April 2

April 3

April 14

May 1

May 4

July 1

August 18

September 17

September 25

October 2

October 22

November 11

November 12

November 25

December 24

December 25

				January 1 February 19 April 3 May 1 May 14 June 2 July 16 July 17 July 20 July 21 August 17 September 24 October 14 December 24 December 25 December 31	January 1 January 19 February 16 March 17 April 3 April 6 May 1 May 4 May 25 June 1 August 3 August 31 September 7 October 12 October 26 November 11 November 26 December 25 December 28	March 5 March 17 April 3 April 9 April 10 April 22 April 23 May 24 July 26 September 13 September 14 September 15 September 22 September 23 September 27 September 28 October 4 October 5
Italy	Japan	Korea	Malaysia	Mexico	Morocco	The Netherlands
January 1 January 6 April 3 April 6 May 1 June 2 December 8 December 24 December 25 December 31	January 1 January 2 January 12 February 11 March 21 April 29 May 4 May 5 May 6 July 20 September 21 September 22 September 23 October 12 November 3 November 23 December 23 December 31	January 1 February 18 February 19 February 20 May 1 May 5 May 25 September 28 September 29 October 9 December 25 December 31	January 1 February 2 February 3 February 19 February 20 May 1 May 4 July 17 August 31 September 16 September 24 October 14 November 10 December 24 December 25	January 1 February 2 March 16 April 2 April 3 May 1 September 16 November 20 December 25	January 1 January 5 May 1 July 30 August 14 August 20 August 21 September 23 October 13 November 6 November 18	January 1 April 3 April 6 May 1 December 25 December 31

New Zealand	Norway	Peru	The Philippines	Poland	Portugal	Russia
January 1 January 2 January 19 January 26 February 6 April 3 April 6 April 27 June 1 October 26 December 25 December 28	January 1 April 1 April 2 April 3 April 6 May 1 May 14 May 25 December 24 December 25 December 31	January 1 January 2 April 2 April 3 May 1 July 28 October 8 December 8 December 25	January 1 January 2 January 15 January 16 January 19 February 19 April 2 April 3 April 9 May 1 June 12 August 21 August 31 November 30 December 24 December 25 December 30 December 31	January 1 January 6 April 3 April 6 May 1 June 4 November 11 December 24 December 25 December 31	January 1 April 3 May 1 June 10 December 8 December 24 December 25 December 31	January 1 January 2 January 5 January 6 January 7 January 8 January 9 February 23 March 9 May 1 May 4 May 11 June 12 November 4
Singapore	South Africa	Spain	Sweden	Switzerland	Taiwan	Thailand
January 1 February 19 February 20 April 3 May 1 June 1 July 17 August 10 September 24 November 10 December 25	January 1 April 3 April 6 April 27 May 1 June 16 August 10 September 24 December 16 December 25	January 1 January 6 April 2 April 3 April 6 May 1 October 12 December 8 December 25	January 1 January 5 January 6 April 2 April 3 April 6 April 30 May 1 May 13 May 14 June 19 October 30 December 24 December 25 December 31	January 1 January 2 April 3 April 6 May 1 May 14 May 25 December 24 December 25 December 31	January 1 January 2 February 16 February 17 February 18 February 19 February 20 February 23 February 27 April 3 April 6 May 1 June 19 September 28 October 9	January 1 January 2 March 4 April 6 April 13 April 14 April 15 May 1 May 5 June 1 July 1 July 30 August 12 October 23 December 7 December 10 December 31
Turkey	United Kingdom
January 1 April 23 May 1 May 19 July 16 July 17 September 23 September 24 September 25 October 28 October 29	January 1 January 19 February 16 April 3 April 6 May 1 May 4 May 25 August 31 September 7 October 12 November 11 November 26 December 25 December 28

Redemption

The longest redemption cycle for the international funds is a function of the longest redemption cycles among the countries whose stocks are held by a fund.

Transaction Fees

Transaction fees are imposed as set forth in the table in the Prospectus. Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Unties will not exceed 2% of the value of the redemption proceeds.

Purchasers of Creation Units of a Fund for cash are required to pay an additional charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases.

Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. In addition, Rafferty may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and other Distributions

As stated in the Prospectus, each Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of original issue discount (“OID”) and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes the excess of its net short-term capital gain over net long-term capital loss (“short-term gain”), if any, annually but may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Taxes

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to qualify, or to continue to qualify, for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.

Although each Fund intends to satisfy, or to continue to satisfy, all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more Funds.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-

received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of Shareholders.

Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends, and (2) certain capital gain distributions and the proceeds of a redemption of Shares a Fund pays after December 31, 2016. That withholding tax generally can be avoided, however, as discussed below.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

*    *    *    *    *

The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

Capital Loss Carryovers. As of October 31, 2014, the Funds had capital loss carryforwards available to offset future capital gains in the respective amounts indicated below:

	Expiring October 31, 2019	Unlimited ST	Unlimited LT
Funds
Direxion All Cap Insider Sentiment Shares	$—	$—	$—
Direxion iBillionaire Index ETF	$—	$—	$—
Direxion NASDAQ-100® Equal Weighted Index Shares	$—	$—	$—
Direxion S&P 500® Volatility Response Shares	$—	$—	$—

To the extent a Fund listed above realizes future net capital gains in any taxable year included in the preceding table to which it has available capital loss carryovers, those gains will be wholly or partly offset by those carryover(s). Pursuant to the RIC Mod Act, capital losses sustained in future taxable years will not expire and may be carried over without limitation (in the case of each Fund in the preceding tables, after it uses the capital loss carryovers tabulated above.)

FINANCIAL STATEMENTS

The Funds’ financial statements for the period ended October 31, 2014, are incorporated herein by reference from the Funds’ Annual Report to Shareholders dated October 31, 2014.

To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:

Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 35th Floor
New York, New York 10019

Call:	866-476-7523

By Internet:	www.direxioninvestments.com

APPENDIX A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Global Long-Term Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Investors Service – National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s – Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;, and the promise we impute.
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service – Short Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s – Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service – Global Short Term Rating Scale

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard and Poor’s –Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

APPENDIX B

Direxion Shares ETF Trust

Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Shares ETF Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

B-1

Routine/Miscellaneous

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive. Non-audit fees are excessive if:
•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability
2.	Responsiveness
3.	Composition
4.	Independence

Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by- case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

(1)

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2)

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management

Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¡	Specific actions taken to address the issues that contributed to the low level of support;
¡	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.

(3)

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.

Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).
3.2.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards(5).

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
•	The maximum proportion of directors that shareholders may nominate each year; and
•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

(4)	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
(5)

Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.
(6)

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
¡	The company’s use of authorized shares during the last three years
•	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
¡

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
•	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
¡	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;
¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay) Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Vote against an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
¡	Magnitude of pay misalignment;
¡	Contribution of non-performance-based equity grants to overall pay; and
¡	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group(7) Alignment:
•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay(8) compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
¡	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
¡	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
¡	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

(7)

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

(8)	ISS research reports will include realizable pay for S&P1500 companies.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
¡	The company’s response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that
•	contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
¡	Whether the issues raised are recurring or isolated;
¡	The company’s ownership structure; and
¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits repricing;
•	A pay-for-performance misalignment is found;
•	The company’s three year burn rate exceeds the burn rate cap of its industry group;
•	The plan has a liberal change-of-control definition; or
•	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or
•	trade association spending; and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

8.	Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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